UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24,2022

CREATIVE LEARNING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-52883 (Commission File Number)	20-4456503 (IRS Employer Identification No.)

14 Kings Highway

Haddonfield, NJ 08033

(Address of principal executive office) (Zip Code)

(904) 824-3133

(Registrants’ telephone number, including area code)

1637 S. Main St.

Milpitas, CA 95035

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Effective February 24, 2022, Creative Learning Corporation (the “Company”) entered into a Securities Purchase Agreement (the “SPA”) with AJB Capital Investments, LLC (“AJB”), and issued a Promissory Note in the principal amount of $750,000 (the “AJB Note”) to AJB in a private transaction for a purchase price of $675,000 (after giving effect to a 10% original issue discount). In connection with the sale of the AJB Note, the Company also paid certain fees and due diligence costs of AJB and brokerage fees to J.H. Darbie & Co., a registered broker-dealer. After payment of the fees and costs, the net proceeds to the Company were $641,250, which will be used for working capital and other general corporate purposes.

The maturity date of the AJB Note is August 24, 2022, but it may be extended for six months upon the consent of AJB and the Company. The AJB Note bears interest at 10% per year, and principal and accrued interest is due on the maturity date. The Company may prepay the AJB Note at any time without penalty. Under the terms of the AJB Note, the Company may not sell a significant portion of its assets without the approval of AJB, may not issue additional debt that is not subordinate to AJB, must comply with the Company’s reporting requirements under the Securities Exchange Act of 1934, and must maintain the listing of the Company’s common stock on the OTC Market or other exchange, among other restrictions and requirements. The Company’s failure to make required payments under the AJB Note or to comply with any of these covenants, among other matters, would constitute an event of default. Upon an event of default under the SPA or AJB Note, the AJB Note will bear interest at 18%, AJB may immediately accelerate the AJB Note due date, AJB may convert the amount outstanding under the AJB Note into shares of Company common stock at a discount to the market price of the stock, and AJB will be entitled to its costs of collection, among other penalties and remedies.

The Company provided various representations, warranties, and covenants to AJB in the SPA. The Company’s breach of any representation or warranty, or failure to comply with the covenants would constitute an event of default. Also pursuant to the SPA, the Company paid AJB a commitment fee of 4,000,000 unregistered shares of the Company’s common stock (the “Commitment Fee Shares”). If, after the sixth month anniversary of closing and before the thirty-sixth month anniversary of closing, AJB has been unable to sell the Commitment Fee Shares for $400,000, then the Company may be required to issue additional shares or pay cash in the amount of the shortfall. However, if the Company pays the AJB Note off before August 24, 2022, then the Company may redeem 2,000,000 of the Commitment Fee Shares for one dollar. Pursuant to the SPA, the Company also issued to AJB a common stock purchase warrant (the “warrant”) to purchase 1,000,000 shares of the Company’s common stock for $0.30 per share. The warrant expires on February 24, 2027. The warrant also includes various covenants of the Company for the benefit of the warrant holder and includes a beneficial ownership limitation on the holder that, in certain circumstances, may serve to restrict the holder’s right to exercise the warrant.

The offer and sale of the AJB Note, the warrant and the Commitment Fee Shares was made in a private transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in reliance on exemptions afforded by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 7, 2021, Company, DriveItAway, Inc., a Delaware corporation (“DIA”), and the existing shareholders of DIA executed an Agreement and Plan of Share Exchange (the “Share Exchange Agreement”), under which the Company would acquire all of the issued and outstanding common stock of DIA by issuing one share of Series A Convertible Preferred Stock (the “Series A Preferred”) of the Company for each outstanding share of DIA common stock (the “Share Exchange”). On February 24, 2022, closing of the Share Exchange occurred.

Each share of Series A Preferred is convertible into 33.94971 shares of common stock of the Company, which entitles the holders thereof to 85% of the Company’s common stock upon a conversion of all shares of Series A Preferred, determined on a fully-diluted basis, but prior to any shares issued or issuable as a result of the Financing (as defined below). In addition, each share of Series A Preferred is entitled to dividends and voting rights on an “as converted” basis with the common stockholders.

Upon closing of the Share Exchange, all of the existing members of the board of directors (the “Board”) of the Company resigned, except that Rod Whiton’s resignation will not be effective until ten days after an information statement pursuant to Rule 14f-1 is mailed to shareholders. John Possumato, Adam Potash and Paul Patrizio were appointed to the Company’s Board, provided that the appointments of Messrs. Potash and Patrizio will not be effective until ten days after an information statement pursuant to Rule 14f-1 is mailed to shareholders. Upon closing of the Share Exchange, Christopher Rego and Rod Whiton resigned as officers, and John Possumato was appointed chief executive officer and Adam Potash was appointed chief operating officer. Mike Elkin agreed to remain as chief financial officer of the Company.

DIA is the first national dealer focused mobility platform that enables car dealers to sell more vehicles in a seamless way through eCommerce, with its exclusive “Pay as You Go” app-based subscription program. DIA provides a comprehensive turn-key, solutions driven program with proprietary mobile technology and driver app, insurance coverages and training to get dealerships up and running quickly and profitably in emerging online sales opportunities. The company is planning to soon to expand its easy and transparent consumer app ‘subscription to ownership’ platform to enable entry level consumers to drive and acquire new Electric Vehicles. For further information, please see www.driveitaway.com.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated herein by reference.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Items 1.01 and 2.01 are incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

(a)(1)-(7) As described in Item 2.01, on February 24, 2022, the Company consummated the Share Exchange, which resulted in the Company issuing 2,592,791 shares of Series A Preferred to acquire all of the issued and outstanding common stock of DIA. Each share of Series A Preferred is convertible into 33.94971 share of common stock. In addition, each share of Series A Preferred is entitled to dividends and voting rights on an “as converted” basis with the common stockholders. As a result, prior holders of DIA common stock own Series A Preferred that has approximately 85% of the voting rights on any matter submitted to shareholders for a vote.

The following table sets forth, as of February 24, 2022, and after giving effect to the change in directors that will occur ten days after the Company mails an information statement to its shareholders, certain information concerning the beneficial ownership of our common stock by (i) each person known by us to own beneficially five percent (5%) or more of the outstanding shares of common stock, (ii) each of our directors and named executive officers, and (iii) all of our executive officers and directors as a group. The number of shares beneficially owned by each 5% stockholder, director or executive officer is determined under the rules of the Securities and Exchange Commission, or SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and also any shares that the individual or entity has the right to acquire within 60 days after February 24, 2022 through the exercise of any stock option, warrant or other right, or the conversion of any security. Unless otherwise indicated, each person or entity has sole voting and investment power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion in the table below of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. Each person’s status as officer or director is determined as it will exist ten days after the mailing of this Information Statement, at which time Mr. Whiton’s resignation from the Board will become effective and Messrs. Potash and Patrizio’s appointment to the Board will become effective.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)
5% Beneficial Owners:
John Possumato (2) (7)	36,841,508	73.0%
Adam Potash (3) (7)	36,591,095	72.8%
Paul Patrizio (4) (7)	10,184,912	42.7%
Blake Furlow 2110 N. Westgate Drive Boise, ID 83704	1,771,110	13.0%
Michelle Cote (5) 1600 San Carlos St. St. Augustine, FL 32080	1,420,000	10.4%
Rod Whiton (6) (7)	1,299,035	9.5%
Named Executive Officers and Directors:
John Possumato (2) (7)	36,841,508	73.0%
Adam Potash (3) (7)	36,591,095	72.8%
Paul Patrizio (4) (7)	10,184,912	42.7%
All Officers and Directors as a Group	83,617,515	86.0%

(1)	Based upon 13,650,941 shares of Common Stock issued and outstanding as of February 24, 2022, and 2,592,791 shares of Preferred Stock which are convertible into 88,024,493 shares of Common Stock.

(2)	Includes 56,250 shares of Preferred Stock owned by Mr. Possumato and 1,028,679 shares of Preferred Stock owned by DriveItAway LLC, which is controlled by Mr. Possumato, which are convertible into 33,949,706 shares of Common Stock at the option of the holders.

(3)	Includes 77,621 shares of Preferred Stock owned by Mr. Potash and 1,000,000 shares of Preferred Stock owned by Minds’ Eye Innovation, Inc., which is controlled by Mr. Potash, which are convertible into 36,770,423 shares of Common Stock at the option of the holders.

(4)	Includes 300,000 shares of Preferred Stock owned by AEP Holdings LLC, which is controlled by Mr. Patrizio, which are convertible into 10,184,912 shares of Common Stock at the option of the holder.

(5)	All shares held by Cote Trading, LLC, an entity controlled by Ms. Cote.

(6)	Includes 6,067 shares held in UTMA accounts for Mr. Whiton’s children, over which Mr. Whiton has voting and dispositive power.

(7)	The address for the shareholder is c/o DriveItAway, Inc., 14 Kings Highway, Haddonfield, NJ 08033.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On February 24, 2022, Rod Whiton resigned as President and Christopher Rego resigned as Chief Executive Officer. Mike Elkin remains as Chief Financial Officer.

On February 24, 2022, Rod Whiton, Christopher Rego, Gary Zell and John Simento resigned as directors, provided that Mr. Whiton’s resignation is not effective until ten days after an information statement pursuant to Rule 14f-1 is mailed to shareholders. The resignations occurred as a result of the Share Exchange described in Item 2.01, which is incorporated herein by reference.

(c)           On February 24, 2022, John Possumato was appointed Chief Executive Officer and Adam Potash was appointed Chief Operating Officer. The resignations occurred as a result of the Share Exchange described in Item 2.01, which is incorporated herein by reference. Biographical information on the new officers is set forth below:

John Possumato is a noted consultant, author and speaker in the automotive industry, is the Founder and CEO of DIA since 2018. A serial entrepreneur and a franchise car dealership owner veteran, Possumato has over 35 years of leadership experience fostering and growing start-up companies. Also known by vehicle manufacturers, Possumato helped create the dealer focused commercial fleet programs for Ford, General Motors, and Jaguar. Possumato conceived of DriveItAway in 2017, while at Automotive Mobile Solutions LLC, a technology company he founded and led as CEO in 2012, to adapt new mobile marketing innovations to automotive retailers. He is also an attorney, a graduate of the Law School at the University of Pennsylvania (J.D.) and the Wharton School of Business (B.S.), is a member of the Bar of the State of Pennsylvania, was a Wharton School Entrepreneur in Residence, University City Science Center OnRamp Founder in Residence, a founding Board member of the International Automotive Remarketers Alliance, and past Counsel to the Board of Directors of the Automotive Fleet and Leasing Association. He most recently helped create the Drive For Freedom Foundation, a 501(c)(3) nonprofit created to alleviate the “Poverty of the Carless.”

Adam Potash began his career in a start-up engaging in passenger transportation and has been involved in mobility-based start-ups ever since. In 2011, he founded and became CEO of Minds’ Eye Innovations, which provided ride sharing software to taxi companies to compete against Uber and Lyft. He grew the company to service over 70 taxi companies processing 10,000+ orders per day. Mr. Potash later joined a ride share start-up called Leap that was assembled by former management members of Gett Taxi (3rd largest ride share company in NYC) and became the CTO helping the team bring to market a new ride share concept. In 2019, Potash became COO of DIA, helping DIA launch its “Pay As You Go” car ownership program, where he continues to lead product development and operations. He is a graduate of Villanova University.

There are no plans, contracts or arrangements under which the Company has agreed to compensate any of the new officers at this time.

(d)          On February 24, 2022, by written consent of the Board, John Possumato, Adam Potash and Paul Patrizio were appointed directors, provided that the appointments of Messrs. Potash and Patrizio are not effective until ten days after an information statement pursuant to Rule 14f-1 is mailed to shareholders. Biographical information about Messrs. Possumato and Potash is included in Item 5.02(c), which is incorporated herein by reference. Below is biographical information about Mr. Patrizio.

Paul Patrizio has been a corporate attorney, an investment banker, a venture capitalist, and a corporate executive, for both public and private companies over his more than 35-year career. Since 2015, he has been the Managing Partner of Apogee Partners LLC, a private investment company with equity interests in a diverse set of growth companies. He is also a Senior Partner at Patrizio & O’Leary LLP, a law firm in Princeton, NJ that specializes in representing both public and private companies as well as their investors in corporate transactions and general business matters. Mr. Patrizio has been a director of numerous public and private companies and from 2018-2020 was also Chairman and CEO of Arista Financial Corp., a publicly traded truck leasing company that ceased its operations due to the Covid crisis. Mr. Patrizio holds an L.L.M. in Corporation Law from N.Y.U. Law School, J.D. from New York Law School, an MBA in Finance from Pace University, and a B.A from St. Michael’s College and is admitted to practice law in New Jersey, New York, and Pennsylvania.

The directors were appointed in order to provide industry expertise and guidance in regard to the Company’s plan to enter DIA’s business, as described in Item 2.01 herein. There are no plans, contracts or arrangements under which the Company has agreed to compensate any of the new directors at this time.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

By a written consent dated February 24, 2022, the Company’s Board approved an amendment to its certificate of incorporation to designate a new series of preferred stock, which is known as the Series A Convertible Preferred Stock. Terms of the Series A Convertible Preferred Stock are described in Item 2.01, which is incorporated hereby by reference.

Item 7.01 Regulation FD Disclosure

The Company issued a press release on March 2, 2022. A copy of the press release is attached as Exhibit 99.1.

The information set forth in this Item 7.01 of Form 8-K is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Certificate of Designations, Rights and Preferences of Series A Convertible Preferred Stock.
99.1	Press Release dated March 2, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CREATIVE LEARNING CORPORATION

Dated: March 2, 2022	By:	/s/ John Possumato
	Name:	John Possumato
	Title:	Chief Executive Officer